The Munder Funds

Supplement Dated September 3, 2004

To Statement of Additional Information (“SAI”)

Dated October 31, 2003

1.	Under the heading “MANAGEMENT OF THE FUNDS—Trustees and Officers”, which begins on page 32 of the SAI, the information for James C. Robinson is hereby removed from the table and the officer table is hereby supplemented with the following:

Name, Address and Age	Position(s) with the Munder Funds	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Officers
Enrique Chang 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 42	President & Principal Executive Officer	through 2/05 since 8/04	President, Chief Operating Officer and Chief Investment Officer of Munder Capital Management (8/04 to present); President and Chief Investment Officer of Munder Capital Management (1/02-8/04); Chief Investment Officer—Equity of Munder Capital Management (5/00-1/02); Chief Investment Officer of Vantage Global Advisors (investment advisor) (11/97-5/00).

Kevin R. Kuhl 480 Pierce Street Suite 300 Birmingham, MI 48009 Age 28	Assistant Treasurer	through 2/05 since 8/04	Analyst of Munder Capital Management (investment advisor) (5/02 to present); Senior Auditor, Arthur Andersen LLP (accounting firm) (7/99-5/02).

(1)	The officers are elected annually by the Board.
(2)	Length of time served is measured from the earliest date of service as an officer of any of the Munder Funds or their predecessors.

2.	Under the heading “MANAGEMENT OF THE FUNDS—Compensation”, which begins on page 37 of the SAI, the first paragraph of that section is hereby deleted and replaced with the following:

Compensation. Trustees of the Funds who are not otherwise compensated by MCM, any sub-advisor to the Funds, or the Distributor pursuant to a contract between the Funds and MCM, the sub-advisor or the Distributor receive an aggregate annual retainer from MST and MFFT for service on the Board of $68,000 ($90,000 for the Chairman or nominee for Chairman). Trustees of @Vantage who are not otherwise compensated by MCM or the Distributor pursuant to a contract between the Funds and MCM or the Distributor receive an annual retainer fee of $4,000. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such service. Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

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3.	On August 10, 2004, the Board of Trustees of the Funds approved new breakpoint advisory fee structures for certain funds. The advisory fee structure disclosure under the heading “INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS—Investment Advisor and Sub-Advisor”, which begins on page 42 of the SAI for the Munder Bond Fund, Munder Emerging Markets Fund, Munder Large-Cap Value Fund, Munder Tax-Free Bond Fund, Munder Tax-Free Short & Intermediate Bond Fund and Munder U.S. Government Income Fund is hereby deleted and replaced with the following:

0.50% of the first $1 billion of average daily net assets; and 0.45% of average daily net assets in excess of $1 billion

•	Bond Fund

•	Tax-Free Bond Fund

•	U.S. Government Income Fund

1.15% of average daily net assets

•	Emerging Markets Fund

0.75% of the first $100 million of average daily net assets; and 0.70% of average daily net assets in excess of $100 million

•	Large-Cap Value Fund

0.50% of the first $200 million of average daily net assets; and 0.40% of average daily net assets in excess of $200 million

•	Tax-Free Short & Intermediate Bond Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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